Exhibit 10.2

EXTENSION OF NOTE AND LIEN

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT	§

THAT Enclaves of Spring Magnolia II LLC, a Texas limited liability company (hereinafter referred to as the “Undersigned”), being legally obligated to pay the hereinafter described Promissory Note (the “Note”) and who, if not presently primarily liable for the payment of the Note, does hereby expressly assume the payment thereof, said Note being in the original principal sum of Seven Hundred Eighty-Eight Thousand Seven Hundred Fifty and No/100 Dollars ($788,750.00) dated May 13, 2005, executed and delivered by the Undersigned to the order of Orinda Capital Partners, L.P., a Texas limited partnership (hereinafter referred to as “Noteholder”), and being more fully described in a Deed of Trust (herein so called) of even date therewith recorded as Document Number D205148516 of the Deed of Trust Records of Tarrant County, Texas, said Note being secured by the liens therein created or mentioned against the real property more particularly described therein (the “Property”), and who now desires to extend or rearrange the time or manner of payment of said Note and to extend and carry forward said liens on said Property; and

WHEREAS, the Undersigned has agreed to pay Noteholder the sum of $22,643.84 (the “Extension Payment”), which sum represents the payment of accrued and unpaid interest on the Note through May 1, 2006; and

WHEREAS, Noteholder, being the legal owner and holder of said Note and of the liens securing same, in consideration of the premises and at the request of the Undersigned, has agreed to extend or rearrange the time or manner of payment of said Note as hereinafter provided:

NOW, THEREFORE, in consideration of the extension or rearrangement of the time or manner of payment of said Note as hereinafter set forth by Noteholder, the Undersigned (a) has paid the Extension Payment to Noteholder, (b) does hereby renew said Note and the indebtedness evidenced thereby and promises to pay to the order of Noteholder in the City of Dallas, Dallas County, Texas, the sum of Six Hundred Eighty-Eight Thousand Seven Hundred Fifty and No/100 Dollars ($688,750.00) (being the present unpaid balance of said Note), together with interest thereon at the rate and in the manner of payment provided in the Note from May 1, 2006 until its extended maturity on June 1, 2006, (c) does hereby extend said liens on said Property until said indebtedness and Note as so renewed and extended has been fully paid, and agrees that such extension or rearrangement shall in no manner affect or impair said Note or the liens securing the same and that said liens shall not in any manner be waived, the purpose of this instrument being simply to extend or rearrange the time or manner of payment of said Note and indebtedness and to carry forward all liens securing the same, which are acknowledged by the Undersigned to be valid and subsisting, and (d) does hereby further agree that all terms and provisions of said original Note and of the instrument or instruments creating or fixing the liens securing the same shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.

The Undersigned hereby acknowledges that the Deed of Trust was mistakenly signed in the name of its Managing Member rather than in the name of the Undersigned. By its execution below, the Undersigned and said Managing Member each do hereby ratify and affirm the Deed of Trust and the liens and interests granted thereby against the Property, effective as of May 13, 2005, to the same extent as if said Deed of Trust were properly signed in the name and on behalf of the Undersigned and recorded in the appropriate public records of Tarrant County, Texas.

                EXECUTED on the 1st day of May, 2006, but effective as of the 1st day of March, 2006.

ACCEPTED AND AGREED to by the	ENCLAVES OF SPRING MAGNOLIA II LLC,
owner and holder of said Note:	a Texas limited liability company

ORINDA CAPITAL PARTNERS, L.P.		By:	Enclaves Group, Inc.,
a Texas limited partnership			a Delaware corporation,
its Managing Member
By:	Orinda Managers, Inc.,
a Texas corporation,
	its General Partner		By:	/s/ Daniel G. Hayes

Daniel Hayes,

President and CEO

By:	_______________________
Charles J. Wilson,	ENCLAVES GROUP, INC.,
President	a Delaware corporation

By:	/s/ Daniel G. Hayes

Daniel Hayes,

President and CEO

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on ________________, by Charles J. Wilson, President of Orinda Managers, Inc., a Texas corporation on behalf thereof as the General Partner of Orinda Capital Partners, L.P., a Texas limited partnership, on behalf thereof.

_____________________________
Notary Public, State of Texas
My Commission Expires:
_____________________________
____________________	Printed Name of Notary

STATE OF NEW YORK	§
§
COUNTY OF WESTCHESTER	§

This instrument was acknowledged before me on April 28th, 2006, by Daniel Hayes, President and CEO of Enclaves Group, Inc., a Delaware corporation on behalf of itself and as the Managing Member of Enclaves of Spring Magnolia II LLC, a Texas limited liability company, on behalf thereof.

/s/ Ernestine B. Papovitch

Notary Public, State of New York
My Commission Expires:

Ernestine B. Papovitch

Aug. 22, 2009	Printed Name of Notary